                                                                   EXHIBIT 10.06


                              TRANSMETA CORPORATION

                         NON-PLAN STOCK OPTION AGREEMENT


               This Non-Plan Stock Option Agreement ("AGREEMENT") is made and entered into as of the date of grant set forth below (the "DATE OF GRANT") by and between Transmeta Corporation, a California corporation (the "COMPANY"), and the participant named below ("PARTICIPANT").

PARTICIPANT:                  Mark Allen

SOCIAL SECURITY NUMBER:       _________________________________________________

ADDRESS:                      _________________________________________________

                              _________________________________________________

TOTAL OPTION SHARES:          1,000,000

EXERCISE PRICE PER SHARE:     $6.00

DATE OF GRANT:                January 4, 2000

FIRST VESTING DATE:           January 4, 2001

EXPIRATION DATE:              January 3, 2010
                              (unless earlier terminated under Section 3 below)


               1. GRANT OF OPTION. The Company hereby grants to Participant a nonqualified stock option (the "OPTION") to purchase the total number of shares of Common Stock of the Company set forth above (the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Agreement.

               2.     EXERCISE PERIOD.

                      2.1 Exercise Period of Option. This Option is exercisable in full on the date hereof; provided, that the Shares issued upon exercise of the Option will be subject to the repurchase option set forth in
Section 7 below and the right of first refusal set forth in the Company's Bylaws. Provided Participant continues to provide services to the Company or to any Parent or Subsidiary of the Company, the Shares issuable upon exercise of this Option will become vested with respect to twenty-five percent (25%) of the Total Option Shares (as set forth on the first page of this Agreement) on January 4, 2001 (the "FIRST VESTING DATE") and thereafter at the end of each full succeeding month after the First Vesting Date an additional two and eight hundred thirty-three ten thousandths percent (2.0833%) of the Total Option Shares will become vested until the Shares are vested with respect to 100% of the Shares, provided that if application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share. Notwithstanding anything in this Agreement to the contrary, an additional 50% of the Total Option Shares will become vested (which accelerated vesting will be in addition to the vesting occurring in accordance with the preceding provisions of this paragraph) immediately prior to the occurrence of a Non-Justifiable Termination (as defined below) that occurs during the period beginning on the date of consummation of a Change of Control (as defined in Section 16.1 below) and ending twelve months thereafter. Notwithstanding any provision in this Agreement to the contrary, the Option will not be exercisable for Unvested Shares (as defined in Section 2.2 of this Agreement) on or after Participant's Termination Date.

"NON-JUSTIFIABLE TERMINATION" means any Termination of Participant by the Company other than for Cause (as defined below) or any Termination of Participant by Participant for Good Reason (as defined below). "CAUSE" means Termination because of (i) any willful participation by Participant in acts of either material fraud or material dishonesty against the Company or any Subsidiary or Parent of the Company; (ii) any indictment or conviction of

Participant of any felony (excluding drunk driving); (iii) any willful act of gross misconduct by Participant which is materially and demonstrably injurious to the Company or any Subsidiary or Parent of the Company; or (iv) the death or Disability of Participant. "GOOD REASON" means any of the following conditions which occurs without Participant's written consent, which condition remains in effect ten (10) days after written notice to the Company from Participant of such condition: (i) a decrease in Participant's base salary from the Company (or, as applicable, any Subsidiary or Parent of the Company) from that in effect immediately prior to the Change of Control; (ii) the relocation of Participant's work place for the Company (or, as applicable, any Subsidiary or Parent of the Company) to a location more than 50 miles from the location of Participant's work place prior to the Change of Control; or (iii) the assignment of responsibilities and duties with the Company (or, as applicable, any Subsidiary or Parent of the Company) that are not the Substantive Functional Equivalent (as defined below) of the position which Participant occupied immediately prior to the Change of Control. "SUBSTANTIVE FUNCTIONAL EQUIVALENT" means an employment position that: (i) is in a substantive area of competence (such as, accounting; engineering management; executive management; finance; human resources; marketing, sales and service; operations and manufacturing; etc.) that is consistent with Participant's experience; (ii) requires Participant to serve in a role and perform duties, respecting a business substantially similar to that of the Company's prior to the Change in Control, that are functionally equivalent to those performed by Participant for the Company prior to the Change in Control, and (iii) does not otherwise constitute a material, adverse change in Participant's responsibilities or duties, as measured against Participant's responsibilities or duties for the Company prior to the Change in Control, in each case, causing it to be of materially lesser rank or responsibility. Notwithstanding the foregoing, any change in role, responsibilities or duties that is solely attributable to the change in the Company's status from that of an independent company to that of a subsidiary of a buyer of the Company shall not constitute a change in role, responsibilities or duties for purposes of items (ii) or (iii) in the preceding sentence. "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                      2.2 Vesting of Options. Shares that are vested pursuant to the schedule set forth in Section 2.1 are "VESTED SHARES." Shares that are not vested pursuant to the schedule set forth in Section 2.1 are "UNVESTED SHARES." Unvested Shares may not be sold or otherwise transferred by Participant without the Company's prior written consent.

                      2.3 Expiration. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 3 below.

               3.     TERMINATION.

                      3.1 Termination for Any Reason Except Death, Disability or Cause. If Participant is Terminated for any reason, except death, Disability or Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

                      3.2 Termination Because of Death or Disability. If Participant is Terminated because of death or Disability of Participant (or Participant dies within three (3) months of Termination other than for Cause or because of Participant's death or Disability), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

                      3.3 Termination for Cause. If Participant is Terminated for Cause (excluding for death or Disability of Participant), then the Option will expire on Participant's Termination Date, or at such later time and on such conditions as determined by the Company's Board of Directors.


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                      3.4    No Obligation to Employ. Nothing in this Agreement
shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

                      3.5 Definitions. The following terms used in this Agreement will have the meanings set forth in this Section. "TERMINATION" or "TERMINATED" means, for purposes of this Agreement with respect to Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company's Board of Directors, provided that such leave is for a period of not more than 90 days unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated in writing. In the case of Participant on (i) sick leave, (ii) military leave or (iii) an approved leave of absence, the Company's Board of Directors may make such provisions respecting suspension of vesting of the Shares while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may the Option be exercised after the expiration of the term set forth herein. The Company's Board of Directors will have sole discretion to determine whether Participant has ceased to provided services and the effective date on which Participant ceased to provided services (the "TERMINATION DATE"). "DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Company's Board of Directors.

               4.     MANNER OF EXERCISE.

                      4.1 Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the "EXERCISE AGREEMENT"), which shall set forth, inter alia, Participant's election to exercise the Option, the number of Shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

                      4.2 Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

                      4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

               (a) by cancellation of indebtedness of the Company to the Participant;

               (b) at the discretion of the Company's Board of Directors, by surrender of shares of the Company's Common Stock that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the open public market; and (3) are clear of all liens, claims, encumbrances or security interests;

               (c) at the discretion of the Company's Board of Directors, by tender of a full recourse promissory note having such terms as may be approved by the Company's Board of Directors and bearing interest at a rate sufficient to avoid imputation of income under


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

                      Sections 483 and 1274 of the Code; provided, however, that Participant who is not an employee or director of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

               (d) by waiver of compensation due or accrued to Participant for services rendered;

               (e) provided that a public market for the Company's stock exists, (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (2) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               (f)    by any combination of the foregoing.

                      4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Company's Board of Directors permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a fair market value (as determined in good faith by the Company's Board of Directors) equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

                      4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

               5. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

               6. NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

               7. COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase Participant's Unvested Shares (as defined in Section 2.2 of this Agreement) on the terms and conditions set forth in the Exercise Agreement (the "REPURCHASE OPTION") if Participant is Terminated for any reason, or no reason, including without limitation Participant's death, Disability, voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain exercisable.


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               8.     TAX CONSEQUENCES. Set forth below is a brief summary as of the date hereof of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS
NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

                      8.1 Exercise of Option. There may be a regular federal and California income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Participant is or was an employee of the Company, the Company will be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                      8.2 Disposition of Shares. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of the Option for Vested Shares, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes.

                      8.3 Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by Participant with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their fair market value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to Participant, measured by the excess, if any, of the fair market value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.

               9. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a shareholder with respect to any Shares until the Shares are issued to Participant.

               10. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Company's Board of Directors for review. The resolution of such a dispute by the Company's Board of Directors shall be final and binding on the Company and Participant.

               11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties and supersedes all prior undertakings and agreements with respect to the subject matter hereof.

               12. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile, rapifax or telecopier.

               13. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its right to repurchase Shares under the Repurchase Option. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

               14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law


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

to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

               15. TAX CONSEQUENCES. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

               16.    CORPORATE TRANSACTIONS.

                      16.1 Assumption or Replacement of Option by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Option is assumed, converted or replaced by the successor corporation, which assumption will be binding on Participant), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder which merges, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, or (d) the sale of substantially all of the assets of the Company (events described in items (a), (b), (c) or (d) being referred to herein as a "CHANGE OF CONTROL"), the Option may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on Participant. In the alternative, the successor corporation may substitute an equivalent Option or provide substantially similar consideration to Participant as was provided to shareholders (after taking into account the existing provisions of the Option). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Subsection 16.1. In the event such successor corporation (if any) refuses to assume or substitute the Option, as provided above, pursuant to a transaction described in this Subsection 16.1, then notwithstanding any other provision in this Agreement to the contrary, the Option will expire on such transaction at such time and on such conditions as the Company's Board of Directors will determine.

                      16.2 Other Treatment of Option or Shares. Subject to any greater rights granted to Participant under the foregoing provisions of this
Section 16, in the event of the occurrence of any transaction described in
Section 16.1, the Option and the Shares will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

               17. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF PARTICIPANT. Participant hereby represents and warrants to, and agrees with, the Company that:

                      17.1 AUTHORIZATION. This Agreement constitutes Participant's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

                      17.2 PURCHASE FOR OWN ACCOUNT. The Option will be acquired for investment for Participant's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and Participant has no present intention of selling, granting any participation in, or otherwise distributing the same.

                      17.3 DISCLOSURE OF INFORMATION. Participant has received or has had full access to all the information Participant considers necessary or appropriate to make an informed investment decision with respect to the Option. Participant further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Option and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Participant or to which Participant had access.

                      17.4 INVESTMENT EXPERIENCE. Participant understands that the Option involves substantial risk. Participant: (i) has experience as an investor in securities of companies in the development stage and acknowledges that Participant is able to fend for itself, can bear the economic risk of Participant's investment in the Option and has such knowledge and experience in financial or business matters that Participant is capable of evaluating the merits and risks of this investment in the Option and protecting Participant's own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Participant to be aware of the character, business acumen and financial circumstances of such persons.

                      17.5 RESTRICTED SECURITIES. Participant understands that the Option is characterized as "restricted securities" under the Securities Act inasmuch as it is being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Participant represents that Participant is familiar with Rule 144 of the U.S. Securities and Exchange Commission (the "SEC"), as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Participant understands that the Company is under no obligation to register any of the securities sold hereunder. Participant understands that no public market now exists for the Option or the Shares and that it is uncertain whether a public market will ever exist for the Options or the Shares.

               18. ADJUSTMENT OF SHARES. In the event that the number of outstanding shares of the Company's Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then the Exercise Price of and number of Shares subject to the Option will be proportionately adjusted, subject to any required action by the Company's Board of Directors or shareholders and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at fair market value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Company's Board of Directors.

               19. VOTING AND DIVIDENDS. Participant will not have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Unvested Shares, then the Participant will have no right to retain any new, additional or different securities securities the Participant may become entitled to receive with respect to such Unvested Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company with respect to Unvested Shares that are repurchased pursuant to Section 7.

            IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Participant has executed this Agreement in duplicate as of the Date of Grant.

TRANSMETA CORPORATION                   PARTICIPANT

By:   /s/ DAN E. STEIMLE                  /s/ MARK K. ALLEN
    -------------------------------     -------------------------------
                                        (Signature)

    Dan E. Steimle                          Mark K. Allen
-----------------------------------     -------------------------------
(Please print name)                     (Please print name)

        CFO
-----------------------------------
(Please print title)

                                    EXHIBIT A


                    NON-PLAN STOCK OPTION EXERCISE AGREEMENT

                              TRANSMETA CORPORATION

                    NON-PLAN STOCK OPTION EXERCISE AGREEMENT




             This Non-Plan Stock Option Exercise Agreement (this "EXERCISE AGREEMENT") is made and entered into as of January 17, 2000 (the "EFFECTIVE DATE") by and between Transmeta Corporation, a California corporation (the "COMPANY"), and the purchaser named below (the "PURCHASER"). Capitalized terms not defined herein shall have the meaning ascribed to them in that certain Non-Plan Stock Option Agreement, dated as of January 4, 2000, entered into by the Company and Purchaser (the "STOCK OPTION AGREEMENT").


PURCHASER:                         Mark K. Allen
                                   ---------------------------------------

SOCIAL SECURITY NUMBER:
                                   ---------------------------------------

ADDRESS:
                                   ---------------------------------------

TOTAL NUMBER OF SHARES:            1,000,000
                                   ---------------------------------------

EXERCISE PRICE PER SHARE:          $6.00
                                   ---------------------------------------

TOTAL EXERCISE PRICE:              $6,000,000
                                   ---------------------------------------

OPTION DATE OF GRANT:              January 4, 2000
                                   ---------------------------------------

               1.     EXERCISE OF OPTION.

                      1.1 Exercise. Pursuant to exercise of the option granted under the Stock Option Agreement ("OPTION") and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above ("SHARES") of the Company's Common Stock at the Exercise Price Per Share set forth above ("EXERCISE PRICE"). As used in this Exercise Agreement, the term "SHARES" refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares,
(b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

                      1.2 Title to Shares. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

                      Mark K. Allen
               -----------------------------------------------------------------

                      Valerie Allen
               -----------------------------------------------------------------

Purchaser desires to take title to the Shares as follows:

               [ ] Individual, as separate property
               [ ] Husband and wife, as community property
               [ ] Joint Tenants
               [X] With spouse as trustee(s) of the
                      following trust (including date):

                             The Allen Living Trust
                      ----------------------------------------------------------
                             9-22-92
                      ----------------------------------------------------------

               [ ] Other; please specify:
                                          --------------------------------------

                      ----------------------------------------------------------

                      1.3 Payment. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

               [ ] in cash in the amount of $____________, receipt of which is acknowledged by the Company;

               [ ] by cancellation of indebtedness of the Company to Purchaser in the amount of $__________;

               [ ] at the discretion of the Company's Board of Directors, by delivery of _________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Purchaser for at least six (6) months prior to the date hereof which have been paid for within the meaning of SEC Rule 144, (if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or obtained by Purchaser in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current fair market value of $___________ per share;

               [X] at the discretion of the Company's Board of Directors, by tender of a Full Recourse Promissory Note in the principal amount of $6,000,000.00, having such terms as may be approved by the Company's Board of Directors and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code and secured by a Pledge Agreement herewith; provided, however, that Participants who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

               [ ] by the waiver hereby of compensation due or accrued for services rendered in the amount of $_________.

               2.     DELIVERY.

                      2.1 Deliveries by Purchaser. Purchaser hereby delivers to the Company (i) this Exercise Agreement, (ii) two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 1 attached hereto (the "STOCK POWERS"), both executed by Purchaser (and Purchaser's spouse, if any), (iii) if Purchaser is married, a Consent of Spouse in the form of Exhibit 2 attached hereto (the "SPOUSE CONSENT") executed by Purchaser's spouse, and (iv) the Exercise Price and, if all or part of the exercise price is paid with a note, by delivery of a Secured Full Recourse Promissory Note in the form of Exhibit 3 and (v) if all or part of the exercise price is paid with a note, a Stock Pledge Agreement in the form of Exhibit 4 executed by Purchaser (the "Pledge Agreement").

                      2.2 Deliveries by the Company. Upon its receipt of the Exercise Price and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser, to be placed in escrow as provided in Section 10 to secure payment of Purchaser's obligation to the Company under the promissory note and until expiration or termination of the Company's Repurchase Option described in
Section 8 and right of first refusal set forth in the Company's Bylaws.

               3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

                      3.1 Tax Consequences. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.

                      3.2 Purchase for Own Account for Investment. Purchaser is purchasing the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT"). Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

                      3.3 Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

                      3.4 Understanding of Risks. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own interests in this transaction and is financially capable of bearing a total loss of this investment.

                      3.5 No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

                      3.6 Investment Experience. Purchaser understands that the purchase of the Shares involves substantial risk. Purchaser: (i) has experience as an investor in securities of companies in the development stage and acknowledges that Purchaser is able to fend for itself, can bear the economic risk of Purchaser's investment in the Shares and has such knowledge and experience in financial or business matters that Purchaser is capable of evaluating the merits and risks of this investment in the Shares and protecting Purchaser's own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Purchaser to be aware of the character, business acumen and financial circumstances of such persons.

                      3.7 Restricted Securities. Purchaser understands that the Shares are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances.

               4.     COMPLIANCE WITH SECURITIES LAWS.

                      4.1 Compliance with Federal Securities Laws. Purchaser understands and acknowledges that the Shares have not been registered with the Securities and Exchange Commission ("SEC") under the Securities Act and that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the

Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

                      4.2 Compliance with California Securities Laws. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

               5.     RESTRICTED SECURITIES.

                      5.1 No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

                      5.2 SEC Rule 144. In addition, Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one year, and in certain cases two years, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Shares paid for with a Note may not be deemed to be fully "paid for" within the meaning of Rule 144 unless certain conditions are met and that, accordingly, the Rule 144 holding period of such Shares may not begin to run until such Shares are fully paid for within the meaning of Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

               6.     RESTRICTIONS ON TRANSFERS.

                      6.1 Disposition of Shares. Purchaser hereby agrees that Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

                             (a)    Purchaser shall have notified the Company of
the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

                             (b)    Purchaser shall have complied with all
requirements of this Exercise Agreement applicable to the disposition of the Shares;

                             (c)    Purchaser shall have provided the Company
with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule
144) has been taken; and

                             (d)    Purchaser shall have provided the Company
with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Commissioner Rules identified in Section 4.2.

                      6.2 Restriction on Transfer. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares which are subject to (i) the Company's Repurchase Option set forth in this Exercise Agreement, except as permitted by this Exercise Agreement, or (ii) the Company's right of first refusal set forth in the Company's Bylaws, except as permitted thereby.

                      6.3 Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (i) both the Company's Repurchase Option granted hereunder and right of first refusal set forth in the Company's Bylaws and (ii) the market stand-off provisions of Section 7, to the same extent such Shares would be so subject if retained by the Purchaser.

               7. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify.

               8. COMPANY'S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase Purchaser's Unvested Shares (as defined in Section 2.2 of the Stock Option Agreement) on the terms and conditions set forth in this Section (the "REPURCHASE OPTION") if Purchaser is Terminated for any reason, or no reason, including without limitation Purchaser's death, Disability, voluntary resignation or termination by the Company with or without cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain exercisable.

                      8.1 Termination and Termination Date. In case of any dispute as to whether Purchaser is Terminated, the Company's Board of Directors shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the "TERMINATION DATE").

                      8.2 Exercise of Repurchase Option. At any time within ninety (90) days after the Purchaser's Termination Date (or, in the case of securities issued upon exercise of an Option after the Purchaser's Termination Date, within ninety (90) days after the date of such exercise), the Company, or its assignee, may elect to repurchase the Purchaser's Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option.

                      8.3 Calculation of Repurchase Price for Unvested Shares. The Company or its assignee shall have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) the Unvested Shares at the Purchaser's Exercise Price, proportionately adjusted for any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration.

                      8.4 Payment of Repurchase Price. The repurchase price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company or such assignee, or by any combination thereof. The repurchase price shall be paid without interest within sixty (60) days after exercise of the Repurchase Option.

                      8.5 Right of Termination Unaffected. Nothing in this Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser's employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without cause.

               9. RIGHTS AS SHAREHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option set forth in this Exercise Agreement or right of first refusal set forth in the Company's Bylaws. Upon an exercise of the Repurchase Option or right of first refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement or the Company's Bylaws, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

               10. ESCROW. As security for Purchaser's faithful performance of this Exercise Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("ESCROW HOLDER"), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option set forth in this Exercise Agreement and right of first refusal set forth in the Company's Bylaws; provided, however, that the Shares will be retained in escrow so long as they are subject to the Pledge Agreement.

               11.    RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

                      11.1 Legends. Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE, TRANSFER, RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AND/OR THE COMPANY'S SHAREHOLDERS AS SET FORTH IN A NON-PLAN STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND THE BYLAWS OF THE ISSUER, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS, RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

               The California Commissioner of Corporations may require that the following legend also be placed upon the share certificate(s) evidencing ownership of the Shares:

               IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                      11.2 Stop-Transfer Instructions. Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                      11.3 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

               12. TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISER PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF UNVESTED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER'S TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE. Set forth below is a brief summary as of the date of the Stock Option Agreement of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT A TAX ADVISER BEFORE EXECUTING THIS OPTION OR DISPOSING OF THE SHARES.

                      12.1 Exercise of Option. There may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company will be required to withhold from Purchaser's compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                      12.2 Disposition of Shares. If the Shares are held for more than twelve (12) months after the date of the acquisition of the Shares pursuant to the exercise of the Option for Vested Shares, any gain realized on disposition of the Shares will be treated as long term capital gain for federal and California income tax purposes.

                      12.3 Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their fair market value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the fair market value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.

               13. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

               14. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Agreement including its rights to repurchase Shares under the Repurchase Option. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

               15. GOVERNING LAW; SEVERABILITY. This Exercise Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

               16. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by rapifax or telecopier.

               17. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

               18. HEADINGS. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.

               19. ENTIRE AGREEMENT. The Stock Option Agreement and this Exercise Agreement, together with all its Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

             IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in duplicate as of the Effective Date.


TRANSMETA CORPORATION                   PURCHASER


By:    /s/ Dan E. Steimle                    /s/ Mark K. Allen
   --------------------------------     --------------------------------
                                        (Signature)

    Dan E. Steimle
-----------------------------------
(Please print Name)                         Mark K. Allen
                                        --------------------------------
                                        (Please print name)

    CFO
-----------------------------------
(Please print title)


                [SIGNATURE PAGE TO TRANSMETA CORPORATION NON-PLAN
                        STOCK OPTION EXERCISE AGREEMENT]

                                LIST OF EXHIBITS

Exhibit 1:   Stock Power and Assignment Separate from Stock Certificate
Exhibit 2:   Spouse Consent
Exhibit 3: Copy of Purchaser's Check [AND/OR SECURED FULL RECOURSE PROMISSORY NOTE]
Exhibit 4:   Section 83(b) Election
Exhibit 5:   Stock Pledge Agreement

                                    EXHIBIT 1
                           STOCK POWER AND ASSIGNMENT
                         SEPARATE FROM STOCK CERTIFICATE

                           STOCK POWER AND ASSIGNMENT
                         SEPARATE FROM STOCK CERTIFICATE

             FOR VALUE RECEIVED and pursuant to that certain Non-Plan Stock Option Exercise Agreement dated as of _______________, 20___, (the "AGREEMENT"), the undersigned hereby sells, assigns and transfers unto _______________________________, _______ shares of the Common Stock of Transmeta
Corporation, a California corporation (the "COMPANY"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:  _______________, 20____
                                        PURCHASER

                                           /s/ Mark K. Allen
                                        --------------------------------------
                                        (Signature)

                                          Mark K. Allen
                                        --------------------------------------
                                        (Please Print Name)

                                           /s/ Valerie Allen
                                        --------------------------------------
                                        (Spouse's Signature, if any)

                                          Valerie Allen
                                        --------------------------------------
                                        (Please Print Spouse's Name)

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon a default under Purchaser's Note and to exercise the Repurchase Option set forth in the Agreement and/or right of first refusal set forth in the Company's Bylaws without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse (if any).

                                    EXHIBIT 2
                                 SPOUSE CONSENT

                                 SPOUSE CONSENT

             The undersigned spouse of Purchaser has read, understands, and hereby approves the Non-Plan Stock Option Exercise Agreement between Purchaser and the Company (the "AGREEMENT"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


Date:    January 17, 2000                      /s/ Valerie Allen
      -----------------------                ----------------------------------
                                             Signature of Purchaser's Spouse

                                   Address:
                                             ----------------------------------

                                             ----------------------------------

                                    EXHIBIT 3
                        COPY OF PURCHASER'S CHECK [AND/OR
                     SECURED FULL RECOURSE PROMISSORY NOTE]

                      SECURED FULL RECOURSE PROMISSORY NOTE

                             Santa Clara, California

$6,000,000.00                                                   January 17, 2000
----------------                                            --------------------

               1. OBLIGATION. In exchange for the issuance to the undersigned ("PURCHASER") of 1,000,000 shares (the "SHARES") of the Common Stock of Transmeta Corporation, a California corporation (the "COMPANY"), receipt of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company on or before the date which is five (5) years after the date first set forth above, at the Company's principal place of business at 3940 Freedom Circle, Santa Clara, California 95054, or at such other place as the Company may direct, the principal sum of Six Million & no/100's ---- Dollars
($6,000,000.00) together with interest compounded semi-annually on the unpaid principal at the rate of six and twelve/100ths percent (6.12%), which rate is equal to the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; provided, however, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law.

               2. SECURITY. Payment of this Note is secured by a security interest in the Shares granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "PLEDGE AGREEMENT"). This Note is being tendered by Purchaser to the Company as all or part of the Exercise Price of the Shares pursuant to that certain Non-Plan Stock Option Exercise Agreement between Purchaser and the Company dated of even date with this Note (the "PURCHASE AGREEMENT").

               3. DEFAULT; ACCELERATION OF OBLIGATION. Purchaser will be deemed to be in default under this Note and the principal sum of this Note, together with all interest accrued thereon, will immediately become due and payable in full: (a) upon Purchaser's failure to make any payment when due under this Note; (b) in the event Purchaser is Terminated (as defined in the Purchase Agreement) for any reason; (c) upon any transfer of any of the Shares (except a transfer to the Company); (d) upon the filing by or against Purchaser of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; or (e) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

               4. REMEDIES ON DEFAULT. Upon any default of Purchaser under this Note, the Company will have, in addition to its rights and remedies under this Note and the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it.

               5. PREPAYMENT. Prepayment of principal and/or interest due under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, all payments will be made in lawful tender of the United States and will be applied first to the payment of accrued interest, and the remaining balance of such payment, if any, will then be applied to the payment of principal. If Purchaser prepays all or a portion of the principal amount of this Note, the Shares paid for by the portion of principal so paid will continue to be held in pledge under the Pledge Agreement to serve as independent collateral for the outstanding portion of this Note for the purpose of commencing the holding period under Rule 144(d) of the Securities and Exchange Commission with respect to other Shares purchased with this Note unless Purchaser notifies the Company in writing otherwise and the Company consents to release of the Shares from the Pledge Agreement.

               6. GOVERNING LAW; WAIVER. The validity, construction and performance of this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

               7. ATTORNEYS' FEES. If suit is brought for collection of this Note, Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

               8. RULE 144 HOLDING PERIOD. PURCHASER UNDERSTANDS THAT THE HOLDING PERIOD SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (A) THE EXERCISE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (B) THIS NOTE IS SECURED BY COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN FULLY PAID FOR, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

               IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.


     Mark K. Allen                             /s/ Mark K. Allen
-----------------------------------        ------------------------------------
Purchaser's Name [type or print]           Purchaser's Signature


              [SIGNATURE PAGE TO TRANSMETA CORPORATION SECURED FULL
                            RECOURSE PROMISSORY NOTE]

                                    EXHIBIT 4
                             SECTION 83(b) ELECTION

[FOR REGULAR INCOME TAX - NONQUALIFIED OPTIONS]
[FOR AMT AND DISQUALIFYING DISPOSITION PURPOSES - INCENTIVE STOCK OPTION]


            ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income or (3) disqualifying disposition gross income, as the case may be.


1.      TAXPAYER'S NAME:                  Mark K. Allen
                                        ---------------------------------------
        TAXPAYER'S ADDRESS:
                                        ---------------------------------------

                                        ---------------------------------------
        SOCIAL SECURITY NUMBER:
                                        ---------------------------------------

2. The property with respect to which the election is made is described as follows: 1,000,000 shares of Common Stock of Transmeta Corporation, a California corporation which were transferred upon exercise of an option (the "COMPANY"), which is Taxpayer's employer or the corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred pursuant to the exercise of the option was January 17, 2000 and this election is made for calendar year 2000.

4. The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $6.00 per share at the time of exercise of the option.

6. The amount paid for such shares upon exercise of the option was $6.00 per share.

7.      The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.


Dated:   1/16/00                          /s/ MARK K. ALLEN
       ----------------------           --------------------------------------
                                        Taxpayer's Signature

                                    EXHIBIT 5
                             STOCK PLEDGE AGREEMENT

                             STOCK PLEDGE AGREEMENT

        This Agreement is made and entered into as of January 17, 2000 between Transmeta Corporation, a California corporation (the "COMPANY"), and Mark K. Allen ("PLEDGOR").

                                 R E C I T A L S

               A. In exchange for Pledgor's Secured Full Recourse Promissory Note to the Company of even date herewith (the "NOTE"), the Company has issued and sold to Pledgor 1,000,000 shares of its Common Stock (the "SHARES") pursuant to the terms and conditions of that Non-Plan Stock Option Exercise Agreement between the Company and Pledgor of even date herewith (the "PURCHASE AGREEMENT").

               B. Pledgor has agreed that repayment of the Note will be secured by the pledge of the Shares pursuant to this Agreement.

               NOW, THEREFORE, the parties agree as follows:

               1. CREATION OF SECURITY INTEREST. Pursuant to the provisions of the California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in the Shares as collateral to secure the payment of Pledgor's obligation to the Company under the Note. Pledgor herewith delivers to the Company Common Stock certificate(s) No(s). _________, representing all the Shares, together with one stock power for each certificate in the form attached as an Exhibit to the Purchase Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Agreement, the Shares pledged to the Company hereby, together with any additional collateral pledged pursuant to Sections 5 and 6 hereof, will hereinafter be collectively referred to as the "COLLATERAL." Pledgor agrees that the Collateral pledged to the Company will be deposited with and held by the Escrow Holder (as defined in the Purchase Agreement) and that, notwithstanding anything to the contrary in the Purchase Agreement, for purposes of carrying out the provisions of this Agreement, Escrow Holder will act solely for the Company as its agent.

               2. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Agreement. Pledgor further agrees that, until the entire principal sum and all accrued interest due under the Note has been paid in full, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral.

               3. RIGHTS ON DEFAULT. In the event of default (as defined in the Note) by Pledgor under the Note, the Company will have full power to sell, assign and deliver the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Commercial Code.

               4. ADDITIONAL REMEDIES. The rights and remedies granted to the Company herein upon default under the Note will be in addition to all the rights, powers and remedies of the Company under the California Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

               5. DIVIDENDS; VOTING. All dividends hereinafter declared on or payable with respect to the Collateral during the term of this pledge (excluding only ordinary cash dividends, which will be payable to Pledgor so long as Pledgor is not in default under the Note) will be immediately delivered to the Company to be held in pledge under this Agreement. Notwithstanding this Agreement, so long as Pledgor owns the Shares and is not in default under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

               6. ADJUSTMENTS. In the event that during the term of this pledge, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be immediately pledged to the Company to be held under the terms of this Agreement in the same manner as the Collateral is held hereunder.

               7. RIGHTS UNDER PURCHASE AGREEMENT. Pledgor understands and agrees that the Company's rights to repurchase the Collateral under the Purchase Agreement, if any, will continue for the periods and on the terms and conditions specified in the Purchase Agreement, whether or not the Note has been paid during such period of time, and that to the extent that the Note is not paid during such period of time, the repurchase by the Company of the Collateral may be made by way of cancellation of all or any part of Pledgor's indebtedness under the Note.

               8. REDELIVERY OF COLLATERAL. Upon payment in full of the entire principal sum and all accrued interest due under the Note, and subject to the terms and conditions of the Purchase Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Agreement will terminate; provided, however, that all rights of the Company to retain possession of the Shares pursuant to the Purchase Agreement will survive termination of this Agreement.

               9. SUCCESSORS AND ASSIGNS. This Agreement will inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

               10. GOVERNING LAW; SEVERABILITY. This Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

               11. MODIFICATION; ENTIRE AGREEMENT. This Agreement will not be amended without the written consent of both parties hereto. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

TRANSMETA CORPORATION                              PLEDGOR

By:    /s/ DAN E. STEIMLE                       /s/ MARK K. ALLEN
    -------------------------------          -------------------------------
                                             (Signature)

  Dan E. Steimle                               Mark K. Allen
-----------------------------------          -------------------------------
(Please print name)                          (Please print name)

     CFO
-----------------------------------
(Please print title)



        [SIGNATURE PAGE TO TRANSMETA CORPORATION STOCK PLEDGE AGREEMENT]





                                      -3-